SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  -------------


         Date of Report (Date of earliest event reported): March 28,2000


                             Saf T Lok Incorporated
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             (Exact name of registrant as specified in its charter)


          Florida                     1-11968                     65-0142837
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 (State or other jurisdiction     (Commission File              (IRS Employer
    or incorporation)                 Number)                Identification No.)



               1101 Northpoint Parkway, West Palm Beach, FL 33207
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          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code    (561) 478-5625
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.
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         On March 28, 2000, Saf T Lok Incorporated (the "Company") and Franklin
W. Brooks were served with a complaint in a civil action filed in the United States District Court for the Western District of Pennsylvania under the caption Winner Holding LLC, Winner Club LLC and James E. Winner, Jr. (collectively, "Winner") v. Saf T Lok Incorporated and Franklin W. Brooks (Case No. 00-610).

         Winner's complaint alleges, among other things, that the Company, Mr. Brooks and Winner participated in discussions with respect to a possible business combination and that those discussions, as well as correspondence and memoranda exchanged by the parties, resulted in a binding agreement for a merger of Winner and the Company and further alleges that the Company and Mr. Brooks had a duty to negotiate the terms of definitive agreements and to submit the matter to the Company's shareholders for approval, presumably irrespective of whether the Company's board viewed the transaction as fair to the Company's shareholders. Winner alleges that the Company breached the purported agreement and purports to allege causes of action for breach of contract, fraud, negligent misrepresentation and breach of duty to negotiate in good faith, and seeks compensatory damages in excess of $75,000 for each cause of action. Winner is also seeking a permanent injunction preventing the Company from being acquired by another party, as well as punitive damages of at least $5,000,000.

         The Company intends to defend the suit vigorously, and believes that recent documents make plain that the Company has incurred no legal obligation to Winner. Moreover, the Company believes that the requested injunctive relief would be strongly contrary to the public interest.

         The Company has notified its insurance carriers of the filing of the Complaint to determine whether such carriers will provide either indemnity or a defense. Pursuant to its Articles of Incorporation, the Company will provide Mr. Brooks counsel and indemnify him in connection with the action.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                  None.

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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SAF T LOK INCORPORATED


                                                 By: /s/ Franklin W. Brooks
                                                     --------------------------
                                                     Franklin W. Brooks
                                                     Chief Executive Officer

Dated:   April 4, 2000

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